TAXES PAYABLE (Details) (USD $) In Thousands, unless otherwise specified	Sep. 30, 2012		Sep. 30, 2011
Taxes payable	$ 1,673	[1]	$ 1,542	[1]
Vat [Member]
Taxes payable	480		464
Enterprise Income Tax [Member]
Taxes payable	736		507
Other Tax [Member]
Taxes payable	$ 457		$ 1,077

[1]	All of the VIE's assets can be used to settle obligations of their primary beneficiary. Liabilities recognized as a result of consolidating these VIEs do not represent additional claims on the Company's general assets (Note 3).